TIAA-CREF LIFE FUNDS

Growth Equity Fund	Stock Index Fund
Growth & Income Fund	Social Choice Equity Fund
International Equity Fund	Real Estate Securities Fund
Large-Cap Value Fund	Bond Fund
Small-Cap Equity Fund	Money Market Fund

SUPPLEMENT NO. 1

Dated January 20, 2010

to the May 1, 2009 Prospectus

On December 8, 2009, the Board of Trustees of TIAA-CREF Life Funds (the “Life Funds”) unanimously approved a new investment advisory agreement (the “New Advisory Agreement”) with Teachers Advisors, Inc. (the “Advisor”) for each of the above-listed series of the Life Funds (each, a “Fund”). The New Advisory Agreement must be approved by each Fund’s shareholders, including the variable contract owners who have allocated premiums to the Funds within separate accounts of the TIAA-CREF Life Insurance Company, before it may go into effect with respect to a Fund.

The Advisor currently provides almost all of the services necessary for the Funds’ operations, including advisory services, under an investment management agreement (the “Current Agreement”) with the Life Funds in exchange for a single unitary fee. Under the Current Agreement, for many years the Advisor has incurred losses on its provision of services to the Funds that are unsustainable. Therefore, the Advisor has proposed the New Advisory Agreement, which provides for higher advisory fee rates than under the Current Agreement. In addition, all of the non-advisory services that were provided under the Current Agreement’s unitary fee would instead be provided to the Funds either directly or through an administrative agreement with the Advisor. The Funds’ proposed new arrangements would implement a fee and expense structure for the Advisor that is sustainable, while maintaining total annual net expense rates at levels competitive with other, similar mutual funds that serve as underlying investment options for insurance company separate accounts.

A special meeting of shareholders of each Fund to vote on the New Advisory Agreement has been scheduled for March 23, 2010 for shareholders of record of each Fund as of January 12, 2010. Unless and until the New Advisory Agreement is approved, the advisory fee rates and other arrangements described in the Life Funds’ current prospectus will continue to apply. If approved for a Fund, the New Advisory Agreement and other related changes are expected to go into effect on May 1, 2010.

Shareholders as of January 12, 2010, including variable account holders with allocations to a Fund, will receive a proxy statement and other materials with more detailed information about the New Advisory Agreement and the special meeting of shareholders. For more information on the New Advisory Agreement and the Funds’ proposed fee rate increases, please view the proxy materials at our website: www.tiaa-cref.org.

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